GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West Stock Index Fund Initial Class Ticker: MXSIX

(the “Fund”)

Supplement dated March 20, 2017 to the Prospectus and Summary Prospectus for

the Fund, dated May 1, 2016, as supplemented.

Notice of Merger

On February 23, 2017, the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that merges the Great-West Stock Index Fund (the “Target Fund”) into the Great-West S&P 500® Index Fund (the “Acquiring Fund”) (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

Target Fund	Acquiring Fund
Great-West Stock Index Fund	Great-West S&P 500® Index Fund

It is anticipated that the Merger will be consummated on or about June 16, 2017, or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Initial Class shares of the Target Fund will automatically receive a proportionate number of Initial Class shares of the Acquiring Fund (as set forth in the table below) based on each fund’s net asset value. Accordingly, when acquiring shares of the Target Fund prior to the Closing Date, you should also consider the strategies and risks of the Acquiring Fund. Please see the prospectus or summary prospectus for the Acquiring Fund for further information on its strategies and risks.

Target Fund	Acquiring Fund
Great-West Stock Index Fund - Initial Class Shares	Great-West S&P 500® Index Fund - Initial Class Shares

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Summary Prospectus.

Please keep this Supplement for future reference.